Exhibit 99.1
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NEWS                            [Phillips 66 logo]  Phillips Petroluem Company
                                                    Media Relations
                                                    Bartlesville, Oklahoma 74004
                                                    WWW.PHILLIPS66.COM/NEWSROOM
================================================================================
CONTACTS:                                                  FOR IMMEDIATE RELEASE
        Kristi DesJarlais (media)     918-661-6117         ---------------------
        Clayton Reasor (investors)    212-207-1996

                PHILLIPS SHAREHOLDERS APPROVE MERGER WITH CONOCO

 BARTLESVILLE, Okla., March 12, 2002 --- The shareholders of Phillips Petroleum Company [NYSE:P] voted to approve the proposed merger of equals with Conoco [NYSE:COC] during a special meeting held here today.

The merger was approved by a significant majority of all shares, with an overwhelming amount of shares voted. Based on preliminary results, out of the 328 million shares voted, approximately 97 percent were voted in favor of the merger. The merger is expected to be completed in the second half of this year, pending expiration of the waiting period under the U.S. Hart-Scott-Rodino Act and other customary closing conditions.

"Today's vote is an important step in combining Phillips and Conoco, and we appreciate the support from our shareholders," said Jim Mulva, chairman and chief executive officer. "We believe the combination of these two companies will create significant value for all stakeholders and provide excellent financial and operational growth opportunities."

The combined company, to be called ConocoPhillips, is expected to achieve annual recurring cost savings of at least $750 million within the first full year after the completion of the merger.

Mulva will serve as president and chief executive officer of ConocoPhillips, while Archie W. Dunham, currently chairman and CEO of Conoco, will serve as chairman. The new company will be headquartered in Houston.

                                    - # # # -


      CAUTIONARY STATEMENT FOR THE PURPOSES OF THE "SAFE HARBOR" PROVISIONS
             OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE INCLUDE STATEMENTS ABOUT FUTURE FINANCIAL AND OPERATING RESULTS AND THE PROPOSED CONOCO/PHILLIPS MERGER. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE, INVOLVE CERTAIN RISKS, UNCERTAINTIES, AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT, AND ARE BASED UPON ASSUMPTIONS AS TO FUTURE EVENTS THAT MAY NOT PROVE ACCURATE. THEREFORE, ACTUAL OUTCOMES AND RESULTS MAY DIFFER MATERIALLY FROM WHAT IS EXPRESSED HEREIN.

IN ANY FORWARD-LOOKING STATEMENT IN WHICH CONOCO OR PHILLIPS EXPRESSES AN EXPECTATION OR BELIEF AS TO FUTURE RESULTS, SUCH EXPECTATION OR BELIEF IS EXPRESSED IN GOOD FAITH AND BELIEVED TO HAVE A REASONABLE BASIS, BUT THERE CAN BE NO ASSURANCE THAT THE STATEMENT OR EXPECTATION OR BELIEF WILL RESULT OR BE ACHIEVED OR ACCOMPLISHED. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING
STATEMENTS: THE RISK THAT CONOCO'S AND PHILLIPS' BUSINESSES WILL NOT BE INTEGRATED SUCCESSFULLY; COSTS RELATED TO THE PROPOSED MERGER; AND OTHER ECONOMIC, BUSINESS, COMPETITIVE AND/OR REGULATORY FACTORS AFFECTING CONOCO'S AND PHILLIPS' BUSINESSES GENERALLY AS SET FORTH IN CONOCO'S AND PHILLIPS' FILINGS WITH THE SEC, INCLUDING THEIR ANNUAL REPORTS ON FORM 10-K FOR THE FISCAL YEAR ENDED 2000, ESPECIALLY IN THE MANAGEMENT'S DISCUSSION AND ANALYSIS SECTION, THEIR MOST RECENT QUARTERLY REPORTS ON FORM 10-Q AND THEIR CURRENT REPORTS ON FORM 8-K. CONOCO AND PHILLIPS ARE UNDER NO OBLIGATION TO (AND EXPRESSLY DISCLAIM ANY SUCH OBLIGATION TO) UPDATE OR ALTER THEIR FORWARD-LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.